Exhibit 99.2

 AmerisourceBergen and Walgreens Boots Alliance Announce Strategic Agreement  January 6, 2021

 Cautionary note regarding forward-looking statements  2  This communication contains “forward-looking statements”. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Our statements regarding adjusted EPS accretion and adjusted free cash flow growth are forward-looking statements and subject to significant uncertainty. In addition, other forward- looking statements may include, without limitation, statements about the proposed acquisition and related strategic transactions, the expected timetable for completing the proposed acquisition and related strategic transactions, the expected benefits and synergies of the proposed acquisition and related strategic transactions, future opportunities forAmerisourceBergen and WBA and any other statements regarding AmerisourceBergen’s, Alliance Healthcare’s or WBA’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the timing of the proposed acquisition and related strategic transactions; the parties’ ability to consummate the proposed acquisition and related strategic transactions; the conditions to the completion of the proposed acquisition and related strategic transactions; the regulatory approvals required for the proposed acquisition and related strategic transactions not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted basis; the integration of Alliance Healthcare into AmerisourceBergen being more difficult, time consuming or costly than expected; AmerisourceBergen’s or Alliance Healthcare’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed acquisition and related strategic transactions within the expected time frames or at all; customer loss and business disruption being greater than expected following the proposed acquisition and related strategic transactions; the retention of key employees being more difficult following the proposed acquisition and related strategic transactions; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the impacts of competition; changes in the economic and financial conditions of the business of AmerisourceBergen or Alliance Healthcare; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of AmerisourceBergen’s and WBA’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. You can access AmerisourceBergen’s or WBA’s filings with the SEC through the SEC website at www.sec.gov or through AmerisourceBergen’s or WBA’s website, and AmerisourceBergen and WBA strongly encourage you to do so. Except as required by applicable law, AmerisourceBergen, Alliance Healthcare and WBA undertake no obligation to update any statements herein for revisions or changes after the date of this communication.GAAP / non-GAAP ReconciliationThis release includes the presentation and discussion of certain financial information that differs from what is reported under GAAP. These non-GAAP financial measures, including, but not limited to, EBITDA, adjusted free cash flow and adjusted EPS are presented in order to supplement investors’ and other readers’ understanding and assessment of the financial performance of AmerisourceBergen. Non-GAAP measures should be considered only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with GAAP.

     Today’s announcement is consistent with our commitment to creating healthier futures  Advancing AmerisourceBergen’s role as a key pillar of pharmaceutical innovation and access

Next evolution of enhancing ability to provide innovative and global healthcare solutions

Acquisition of Alliance Healthcare will:

- Add to the breadth and depth of valued services offered to customers
- Build on and extend core distribution expertise with established European leader
- Enhance global platform of manufacturer services to support pharmaceutical innovation

Extension and expansion of strategic partnership with WBA will:

- Extend U.S. distribution agreement through 2029
- Expands partnership to create incremental growth and efficiency in sourcing, logistics and distribution
- Increase scale and efficiency of U.S. network for all downstream customers
- Create opportunities for further global collaboration



AmerisourceBergen

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   Alliance Healthcare enhances scale, extends distribution footprint and adds to platform for further growth  5  Enhances scale and margin profile with high-teens % adjusted EPS accretion beginning in the first fiscal year after transaction closes*  2  1 3  Extends core wholesale, distribution, and related solutions capabilities into markets across the United Kingdom, Europe and Northern Africa  Strengthens global platform of higher-margin manufacturer services to support innovation, further positioning AmerisourceBergen as partner of choice  4  Extends and expands existing U.S. WBA partnership through 2029, and creates incremental growth and efficiency in sourcing, logistics and distribution    *The Company does not provide forward-looking guidance on a GAAP basis as certain information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Please refer to exhibit 99.1 to the Company’s most recent Current Report on Form 8-K furnished under Item 7.01 for more information.

Extends core distribution expertise with established leader

		Overview	Highlights
	Alliance Healthcare	**One of the largest pharmaceutical wholesalers in Europe**; primarily under the Alliance brand; **top 3 market share** in majority of countries with operations	• **Leading** European wholesaler • Supplies to **115K+** pharmacies, doctors, health centers
Manufacturer services	Alloga	**Leading pharma logistics company** delivering specialist supply chain services for manufacturers across healthcare industry	• **#1** European presence
Manufacturer services	Alcura	Partners with healthcare companies and professionals to **provide innovative personalized solutions to help improve patient care**	• Operates in UK, France, Spain, The Netherlands and Romania
Manufacturer services	Skills in healthcare	Provides clients with **professional set of brand service capabilities** combining pharmacy channel expertise and commercial experience	• Unique access across **6 countries**
Products	ALMUS	Alliance's own range of **high quality generic medicines**	• **#1** UK generic brand (400 SKUs GRx, OTC products)
Products	alvita	Alliance's **own brand of patient** and **personal care products**	• **600+ products** • Significant **penetration upside** • Gross margins of **30–40%**
Retail	alphega pharmacy	**Leading network of independent pharmacies;** offers value-added services to independent pharmacies and manufacturers	• **6,970 members across 10 countries**

AmerisourceBergen

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 Leading global manufacturer services platform  Strong private-label brands  Respected network of independent pharmacies  Strengthens AmerisourceBergen’s position as partner of choice  7    Enhances ability to provide greater breadth of product offerings andservices to customers

Enhances AmerisourceBergen's position as market leader

	Market Position	
AmerisourceBergen	#1 distributor and integrated solutions provider for specialty pharmaceuticals #1 distributor of animal health products	Wholesale and Specialty Distribution in **US, Canada and Brazil** Clinical trial logistics in **50+ countries**
+ Alliance Healthcare	#1 UK wholesale #3 France wholesale #2 Turkey wholesale #1 Egypt wholesale	Wholesale & pre-wholesale in **13 countries** Range of manufacturer services across markets Private label generic brands, patient care products
= **Pro Forma**	Extending our pharmaceutical distribution footprint and enhancing our global platform of manufacturer services to support pharmaceutical innovation	Global leader in pharmaceutical distribution and services


ABC Pharmaceutical Distribution and Solutions
ABC World Courier
Alliance
ABC World Courier

AmerisourceBergen

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Agreement summary

Highlights	• **Acquisition of majority of Alliance Healthcare (WBA's European / ex-US pharmaceutical distribution business)** • **Extends and expands U.S. distribution agreement between ABC and WBA for three additional years through 2029**
Financial Impact	• Approximately $6.5 billion transaction to be paid with $6.275 billion in cash, subject to a customary working capital and net-debt adjustment, and 2 million shares of AmerisourceBergen stock • Acquisition is expected to generate high-teens % adjusted EPS accretion in first year post close* • Synergies from acquisition of Alliance Healthcare to ramp to an annual run-rate of $75 million in the fourth year • Adjusted EPS accretion accelerates as synergy value from acquisition is captured and as expanded U.S. distribution relationship financial benefits ramp • Adjusted free cash flow to increase to 125% of AmerisourceBergen's stand-alone estimates* • Positive contribution to cash generation will support debt reduction in the years following transaction close • Expect to maintain strong investment grade credit rating
Timing and Closing	• Expect to close transaction by fiscal year-end (September 2021) • Subject to customary closing conditions and regulatory approvals
Management	• Expect to retain key employees, including leadership team of Alliance Healthcare

*The Company does not provide forward-looking guidance on a GAAP basis as certain information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Please refer to exhibit 99.1 to the Company's most recent Current Report on Form 8-K furnished under Item 7.01 for more information.

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AmerisourceBergen

 Expands strategic and operational partnership with WBA  10  Joint AmerisourceBergen and Walgreens teams have identified opportunities for growth and efficiency through expansion of sourcing, logistics and distribution collaborationSynergies expected to ramp over three years to an annual run-rate in the fourth year of $150 million, split equally between the two companiesInitiatives support Walgreens pharmacy and create differentiated value for all AmerisourceBergen’s customers

Advances AmerisourceBergen's role as a key pillar of pharmaceutical innovation and access

United in our responsibility to create healthier futures

Strategic Highlights

- **Enhances** scale and margin profile
- **Extends** core wholesale, distribution, and related solutions capabilities into markets across the United Kingdom, Europe and Northern Africa
- **Strengthens** global platform of higher-margin manufacturer services to support innovation, further positioning AmerisourceBergen as partner of choice
- **Extends and expands** existing U.S. WBA partnership through 2029, and creates incremental growth and efficiency in sourcing, logistics and distribution

Financial Impacts

- Acquisition expected to generate **high-teens % adjusted EPS accretion** in first fiscal year post close*
- **Adjusted EPS accretion expected to accelerate** in subsequent years as synergy value captured from acquisition and as expanded U.S. distribution relationship financial benefits ramp
- **Adjusted free cash flow expected to increase to 125%** of AmerisourceBergen's stand-alone estimates*
- Positive contribution to cash generation will support **debt reduction in the years following** transaction close
- Expected to **maintain strong investment grade credit rating**

*The Company does not provide forward-looking guidance on a GAAP basis as certain information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Please refer to exhibit 99.1 to the Company's most recent Current Report on Form 8-K furnished under Item 7.01 for more information.

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AmerisourceBergen

Where knowledge, reach and partnership shape healthcare delivery.